UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 11, 2010

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

Effective as of June 11, 2010, we dismissed L.L. Bradford & Company, LLC (“LLB”) as our independent registered public accounting firm. The decision to dismiss LLB was approved by our Board of Directors on May 17, 2010.

LLB’s reports with respect to our financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that LLB’s report for the fiscal year ended December 31, 2008 included an explanatory paragraph in which LLB expressed substantial doubt about our ability to continue as a going concern.

During our fiscal years ended December 31, 2008 and 2009 and through June 11, 2010, there were no disagreements with LLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LLB, would have caused LLB to make reference thereto in its reports on the financial statements for such periods.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2008 and 2009 and through June 11, 2010.

We made the contents of this Current Report available to LLB and requested LLB to furnish a letter addressed to the SEC as to whether LLB agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of LLB’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

New Independent Registered Public Accounting Firm

On June 11, 2010, we appointed Marcum LLP (“Marcum”) as our new independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through June 11, 2010, neither we nor anyone acting on our behalf consulted with Marcum regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1.	Letter from L.L. Bradford & Company, LLC dated June 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: June 16, 2010	By:	/s/ Jonathan Snyder
	Name:	Jonathan Snyder
	Title:	Chief Executive Office